ACCOUNTS PAYABLE AND ACCRUED LIABILITIES (Notes)	12 Months Ended
Dec. 31, 2015
Accounts Payable and Accrued Liabilities, Current [Abstract]
Accounts Payable and Accrued Liabilities
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES
Additional information regarding accounts payable and accrued liabilities follows:

	December 31,
	2015	2014
Accounts payable	$2,266	$2,378
Salaries, wages and other compensation	217	355
Other accrued taxes	202	137
Accrued interest[a]	165	166
Pension, postretirement, postemployment and other employee benefits[b]	126	101
Oil and gas royalty and revenue payable	53	76
Deferred revenue	41	100
Other	177	241
Total accounts payable and accrued liabilities	$3,247	$3,554

a.
Third-party interest paid, net of capitalized interest, was $570 million in 2015, $637 million (including $3 million for discontinued operations) in 2014 and $397 million (including $18 million for discontinued operations) in 2013.

b.	Refer to Note 9 for long-term portion.